Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Prudential Series Fund:

We consent to the incorporation by reference in the registration statement (Nos. 811-03623 and 002-80896) on Form N-1A of The Prudential Series Fund (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio, hereafter referred to as the “Funds”) of our report dated February 19, 2008, with respect to the statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, which report appears in the December 31, 2007 annual report on Form N-CSR of the Funds.

We also consent to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

New York, New York

April 23, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Prudential Series Fund:

We consent to the incorporation by reference in the registration statement (Nos. 811-03623 and 002-80896) on Form N-1A of The Prudential Series Fund (comprised of SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Value Portfolio, SP International Growth Portfolio, SP Large Cap Value Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio and SP T. Rowe Price Large Cap Growth Portfolio, hereafter referred to as the “Funds”) of our report dated February 25, 2008, with respect to the statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, which report appears in the December 31, 2007 annual report on Form N-CSR of the Funds.

We also consent to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

New York, New York

April 23, 2008

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Prudential Series Fund:

We consent to the incorporation by reference in the registration statement (Nos. 811-03623 and 002-80896) on Form N-1A of The Prudential Series Fund (comprised of Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio, hereafter referred to as the “Funds”) of our report dated February 22, 2008, with respect to the statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, which report appears in the December 31, 2007 annual report on Form N-CSR of the Funds.

We also consent to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

New York, New York

April 23, 2008